UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 29, 2005

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Suite 300

Bethesda, MD 20817

(Address of Principal Executive Offices) (Zip Code)

(301) 380-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DiamondRock Hospitality Company had reported in a Form 8-K filed on August 4, 2005 (the “Original Form 8-K”) that it would file combined financial statements for the Oak Brook Hills Hotel and Resort, which has been renamed the Oak Brook Hills Marriott Resort, within 71 days after the date on which the Original Form 8-K was filed. This Form 8-K/A is being filed to incorporate by reference such combined financial statements and to amend Item 9.01(b) – Pro Forma Financial Information. No other change is effected by this Form 8-K/A.

ITEM 9.01. Financial Statements and Exhibits.

Financial Statements of Business Acquired.

Combined financial statements for the Oak Brook Hills Hotel and Resort are incorporated by reference to pages F-130 through F-138 of the Prospectus included in DiamondRock’s Registration Statement on Form S-11/A (File No. 333-123809) filed August 26, 2005.

(b)	Pro Forma Financial Information.

Incorporated by reference to pages F-5 through F-15 of the Prospectus included in DiamondRock’s Registration Statement on Form S-11/A (File No. 333-123809) filed August 26, 2005.

(c)	Exhibits.

The following exhibit is filed as part of this Form 8-K/A

23.1	Consent of KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: August 31, 2005	By:	/s/ Sean M. Mahoney
Sean M. Mahoney
Chief Accounting Officer and Corporate Controller

EXHIBIT INDEX

23.1	Consent of KPMG LLP